Exhibit 31.4

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Theodore A. Dosch, certify that:

(1)	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Anixter International Inc.; and

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President-Finance
and Chief Financial Officer
March 9, 2020